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                                       WFMBS MORTGAGE LOAN POOL
                             20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                    RELO & NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2002-A
                                       POOL PROFILE (1/15/2002)

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
                                                       ----------------------       ----------------------
                                                              7/1 POOL                     TOLERANCE
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $657,516,256                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-Feb-02                          N/A
INTEREST RATE RANGE                                          5.000% - 7.375%                          N/A
GROSS WAC                                                              6.49%                 (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                        37.5 BPS

MASTER SERVICING FEE                                                 1.7 bps on Securitization only
WAM (in months)                                                          358                (+/- 2 months)

WALTV                                                                    65%                 (maximum +3%)

CALIFORNIA %                                                             51%                 (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                     2%                 (maximum +2%)

AVERAGE LOAN BALANCE                                                $490,318            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                   $1,000,000          (maximum $1,500,000)

CASH-OUT REFINANCE %                                                     18%                 (maximum +3%)

PRIMARY RESIDENCE %                                                      98%                 (minimum -3%)

SINGLE-FAMILY DETACHED %                                                 92%                 (minimum -3%)

FULL DOCUMENTATION %                                                     79%                 (minimum -3%)

WEIGHTED AVG FICO                                                        732                  (minimum -5)

UNINSURED > 80% LTV %                                                     0%                 (maximum +2%)

RELOCATION %                                                              5%                 (minimum -3%)

WEIGHTED AVG GROSS MARGIN                                             2.750%                 (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                                            11.486%                 (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE                                82              (+ / - 2 months)

INTEREST ONLY %                                                          11%                 (maximum +3%)


             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                               WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                           RELO & NON-RELOCATION MORTGAGES
                                                 WFMBS SERIES 2002-A
                                                 PRICING INFORMATION
                                               POOL PROFILE (1/15/2002)
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
COLLATERAL                                          All Mortgage Loans will Index off the One-Year CMT.
                                              None of the Mortgage Loans have a convertibility feature.
                      Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                         Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                      TBD by Wells Fargo

PASS THRU RATE                                                                                  Net WAC

STRUCTURE                                                                   TO CONFORM TO WFMBS 2001-34
                                                                                  EXCEPT AS NOTED BELOW
                                           (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                         7-Feb-02               10:00 AM

PRICING DATE                                                                                        TBD

SETTLEMENT DATE                                                                               27-Feb-02

ASSUMED SUB LEVELS                                                             Rating Agency              AGG Level
                                                                 AAA            Moody's/S&P                 3.00%
                                                                  AA                S&P                     1.40%
                                                                   A                S&P                     0.90%
                                                                 BBB                S&P                     0.50%
                                                                  BB                S&P                     0.35%
                                                                   B                S&P                     0.20%

NOTE: THE FOLLOWING WILL BE DIFFERENCES BETWEEN THE 2001-34 STRUCTURE AND THE 2002-A STRUCTURE: 1.7 BPS MASTER SERVICING FEE STRIP

CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED
LOAN

CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%

* SHOULD MOODY'S PROVIDE A AAA RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.





WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Lori Maller (301) 846-8185


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
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                                               WFASC DENOMINATION POLICY
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
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                                                                             MINIMUM          PHYSICAL          BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                      DENOMINATION      CERTIFICATES       CERTIFICATES
                                                                             (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000           Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                           $100,000           Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit          $100,000          Standard         Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                   (2)            Standard         Upon Request

Residual Certificates                                                          (3)            Required         Not Allowed

All other types of Class A Certificates                                        (5)               (5)               (5)

CLASS B (Investment Grade)                                                  $100,000           Allowed           Allowed

CLASS B (Non-Investment Grade)                                              $250,000          Required         Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

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